Exhibit 10.54
Amendment to Services and License Agreement
          This is an Amendment (“Amendment”) to the Services and License Agreement dated April 27, 2007, between The Princeton Review, Inc. a Delaware corporation (“TPR”) and Higher Edge Marketing Services, Inc., a California corporation (“Licensee”) (“the Agreement”). This Amendment is hereby entered into and effective as of September 7, 2007 (“Effective Date”). Capitalized terms used in this Amendment but not defined herein shall have the meaning assigned to such terms in the Agreement.
          WHEREAS, TPR and Licensee desire to amend the Agreement;
          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
          The Agreement is amended to omit Section 14 in its entirety and replace it with: “14. Intentionally Blank.”

THE PRINCETON REVIEW, INC.		HIGHER EDGE MARKETING SERVICES, INC.

By:	/s/ Stephen Melvin	By:	/s/ Young Shin

Title:	CFO	Title:	President

Date:	9/12/07	Date:	9/12/07